                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004



                           Federal Signal Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       0-693                    36-1063330

(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)


                 1415 W. 22nd Street, Oak Brook, Illinois 60523
               (Address of principal executive offices) (Zip Code)


                                 (630) 954-2000
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No     Exhibit
----------     -------

14 Registrant's Code of Ethics for CEO and Senior Financial Officers (as amended on February 12, 2004)


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On February 12, 2004, the Registrant amended its Code of Ethics for CEO and Senior Financial Officers. The only substantive effect of the amendment was to add a provision to the Registrant's Code of Ethics for CEO and Senior Financial Officers relating to the avoidance of actual or apparent conflicts of interest in personal and professional relationships.

The Registrant intends to post on its internet website, www.federalsignal.com,
(a) any future amendment to its Code of Ethics for CEO and Senior Financial Officers and (b) the nature of any waiver including an implicit waiver, from a provision of its Code of Ethics for CEO and Senior Financial Officers granted to one of these specified officers, the name of the person to whom the waiver was granted and the date of waiver.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FEDERAL SIGNAL CORPORATION



Dated:  February 12, 2004                  By: /s/ Robert D. Welding

                                           Robert D. Welding
                                           President and Chief Executive Officer